                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            NEW ENGLAND ZENITH FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

[LETTERHEAD OF NEW ENGLAND FINANCIAL APPEARS HERE]

    March  , 1998

    TO OWNERS OF NELICO VARIABLE LIFE INSURANCE POLICIES:
    A Special Meeting of Shareholders of the Loomis Sayles Avanti Growth Series (the "Series") of the New England Zenith Fund will be held on April 10, 1998. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Life Separate Account which are attributable to NELICO Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Series deemed attributable to your Policy should be voted at the Shareholders Meeting. Under certain circumstances, however, plan participants have the right to instruct Policy Owners as to how all or a portion of the votes attributable to a Policy are to be cast, and Policy Owners are required to cast such votes as instructed.
    IN ORDER FOR THE VOTES UNDER YOUR POLICIES TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR PLAN PARTICIPANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Policies will be voted by NELICO in proportion to the voting instructions received from all other NELICO Variable Life Insurance Policy Owners.
    Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the names of the plan participants entitled to instruct the Policy Owner.
    Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Policy under which votes are subject to instruction.
    The Instruction Form is to be used by each plan participant to convey instructions to you as Policy Owner. INSTRUCTION FORMS COMPLETED BY YOUR PLAN PARTICIPANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM A PLAN PARTICIPANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE PLAN PARTICIPANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED PLAN PARTICIPANT LIST.
    If no plan participants transmit voting instructions, or if the plan participants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.
    In order to cast votes under the Policies, you must return an INSTRUCTION FORM signed by you, the Policy Owner.
    If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company
    (617) 578-3566.

[LETTERHEAD OF THE NEW ENGLAND APPEARS HERE]

    March  , 1998

    TO OWNERS OF NELICO VARIABLE LIFE INSURANCE POLICIES:

    A Special Meeting of Shareholders of the Loomis Sayles Avanti Growth Series (the "Series") of the New England Zenith Fund will be held on April 10, 1998. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Life Separate Account which are attributable to NELICO Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Series deemed attributable to your Policy should be voted at the Shareholders Meeting.

    Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Policy will be voted by NELICO in proportion to the voting instructions received from all other NELICO Variable Life Policy Owners.

[LETTERHEAD OF NEW ENGLAND ANNUITIES APPEARS HERE]

          March  , 1998

          TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

          A Special Meeting of Shareholders of the Loomis Sayles Avanti Growth Series (the "Series") of the New England Zenith Fund will be held on April 10, 1998. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Series held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting.

          Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

[LETTERHEAD OF NEW ENGLAND ANNUITIES APPEARS HERE]


          March  , 1998

          TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

          A Special Meeting of Shareholders of the Loomis Sayles Avanti Growth Series (the "Series") of the New England Zenith Fund will be held on April 10, 1998. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Series held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

          IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

          Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the names of the annuitants entitled to instruct the Contractholder.

          Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

          The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

          If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

          In order to cast votes under the Contracts, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

          If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company (617) 578-3566.

[LETTERHEAD OF NEW ENGLAND ANNUITIES APPEARS HERE]




               March  , 1998

               TO OWNERS OF AMERICAN GROWTH SERIES VARIABLE ANNUITY CONTRACTS:

               A Special Meeting of Shareholders of the Loomis Sayles Avanti Growth Series (the "Series") of the New England Zenith Fund will be held on April 10, 1998. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Annuity Separate Account which are attributable to American Growth Series Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting.

               Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contract will be voted by NELICO in proportion to the voting instructions received from all other American Growth Series Variable Annuity Contractholders.

[LETTERHEAD OF NEW ENGLAND ANNUITIES APPEARS HERE]



          March  , 1998

          TO OWNERS OF AMERICAN GROWTH SERVICE VARIABLE ANNUITY CONTRACTS:

          A Special Meeting of Shareholders of the Loomis Sayles Avanti Growth Series (the "Series") of the New England Zenith Fund will be held on April 10, 1998. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in The New England Variable Annuity Separate Account which are attributable to American Growth Service Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

          IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contracts will be voted by NELICO in proportion to the voting instructions received from all other American Growth Service Variable Annuity Contractholders.

          Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the names of the annuitants entitled to instruct the Contractholder.

          Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

          The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

          If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

          In order to cast votes under the Contracts, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

          If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company (617) 578-3566.

                            NEW ENGLAND ZENITH FUND

                      LOOMIS SAYLES AVANTI GROWTH SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 10, 1998

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the Loomis Sayles Avanti Growth Series (the "Series"), a series of New England Zenith Fund (the "Trust"), will be held at the offices of New England Life Insurance Company, 501 Boylston Street, 9th Floor, Boston, Massachusetts 02116, on Friday, April 10, 1998 at 10:00 a.m. Boston time, for the following purposes:

    1. To approve or disapprove a new Advisory Agreement relating to the Series by and between the Trust and TNE Advisers, Inc. ("TNE Advisers"), which would increase the management fee payable by the Series.

    2. To approve or disapprove a related new Sub-Advisory Agreement relating to the Series by and between TNE Advisers and Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co.

    3. To approve or disapprove a change of the investment objective of the Series from a fundamental policy of long-term capital growth to a non-fundamental policy of long-term capital appreciation.

    4. To approve or disapprove a proposal with respect to the future operations of the Series whereby the Series may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit TNE Advisers to enter into new or amended agreements with sub-advisers with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements.

    5. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

  If Proposals 1, 2 and 3 set forth above are approved, the name of the Series will change to "Goldman Sachs Midcap Value Series"

                                          By order of the President,

                                          Maura A. Murphy, Secretary
March  , 1998
-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
-------------------------------------------------------------------------------

 PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE- PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT
    AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                      LOOMIS SAYLES AVANTI GROWTH SERIES

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Loomis Sayles Avanti Growth Series (the "Series"), a series of the Trust, to be held at the offices of New England Life Insurance Company ("NELICO"), 501 Boylston Street, 9th Floor, Boston, Massachusetts 02116, on Friday, April 10, 1998 at 10:00 a.m. Boston time, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about March 11, 1998. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1997 may be obtained without charge by writing to NELICO at the above address or by calling (800) 356-5015.

  This Proxy Statement consists of five parts.

  PART I contains general information relating to the Meeting.

  PART II contains information relating to Proposals 1 and 2, the proposed new Advisory Agreement and the proposed new Sub-Advisory Agreement for the Series, respectively.

  PART III contains information relating to Proposal 3, the proposed change to the investment objective of the Series.

  PART IV contains information relating to Proposal 4, whereby the Series may, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission (the "SEC"), permit TNE Advisers, Inc. ("TNE Advisers") to enter into new or amended agreements with sub-advisers with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements.

  PART V contains information about the Trust, TNE Advisers, Goldman Sachs Asset Management ("GSAM") and certain brokerage and other miscellaneous matters.

I. GENERAL

  All shareholders of record of the Series as of the close of business on February 13, 1998, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Series held as of that date. The number of shares of beneficial interest of the Series issued and outstanding as of the Record
Date was          .

  Timely, properly executed proxies will be voted as you instruct. If you return a proxy and no choice is indicated, proxies will be voted in favor of Proposals 1, 2, 3 and 4 set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The costs of solicitation of proxies will be borne by the Series. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of NELICO, TNE Advisers and New England Securities Corporation.

II. NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

CURRENT ADVISORY AND SUB-ADVISORY AGREEMENTS

  TNE Advisers currently serves as investment adviser to the Series under an advisory agreement dated August 30, 1996 (the "Current Advisory Agreement") and has acted as the Series' adviser since May 1, 1995. Before TNE Advisers became adviser to the Series, Loomis, Sayles & Company, L.P. ("Loomis Sayles") acted as adviser to the Series under a previous advisory agreement. Under the Current Advisory Agreement, TNE Advisers has overall advisory and administrative responsibility with respect to the Series. The Current Advisory Agreement also provides that TNE Advisers will, subject to its rights to delegate such responsibilities to other parties, provide to the Series both portfolio management services and administrative services. TNE Advisers has subcontracted with its affiliate New England Funds, L.P. ("NEF") to provide, at no extra cost to the Series, certain administrative services to the Series. Under the Current Advisory Agreement, a management fee is payable by the Series to TNE Advisers at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $300 million of such assets and 0.60% of the excess over $500 million of such assets. For the fiscal year ended December 31, 1997, the aggregate management fee payable by
the Series to TNE Advisers under the Current Advisory Agreement was $   .

  TNE Advisers has delegated to Loomis Sayles its responsibility under the Current Advisory Agreement to provide portfolio management services to the Series. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles, which acted as the Series' adviser from its inception on April 30, 1993 until May 1, 1995 and has acted as sub-adviser to the Series since May 1, 1995, currently acts as the Series' sub-adviser pursuant to a sub-
advisory agreement dated August 30, 1996 (the "Current Sub-Advisory Agreement," and together with the Current Advisory Agreement, the "Current Agreements"). The Current Sub-Advisory Agreement requires Loomis Sayles to manage the investment and reinvestment of the assets of the Series, subject to the supervision of TNE Advisers and oversight by the Trustees. Loomis Sayles is authorized to effect portfolio transactions for the Series, using its own discretion and without prior consultation with TNE Advisers. Loomis Sayles is required to report periodically to TNE Advisers, its agents and the Trustees of the Trust. Under the Current Sub-Advisory Agreement, a sub-advisory fee is payable by TNE Advisers to Loomis Sayles, as compensation for all services rendered, facilities furnished and expenses borne by Loomis Sayles, at the annual rate of 0.50% of the first $25 million of the Series' average net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million. For the fiscal year ended December 31, 1997, the aggregate sub-advisory fee paid by TNE Advisers to Loomis Sayles under the Current Sub-Advisory Agreement was
$   .

  The Trustees approved the continuation of the Current Agreements for a one-year period at a meeting held on June 25, 1997. The Series' shareholders approved the Current Agreements at a meeting held on December 28, 1995. The purpose of the submission of the Current Agreements for shareholder approval at such time was to approve their continuance following a change in control of TNE Advisers and Loomis Sayles in connection with the merger of TNE Advisers' (and NELICO's) former parent company, New England Mutual Life Insurance Company (which also controlled Loomis Sayles' parent company), with and into Metropolitan Life Insurance Company ("MetLife"), with MetLife as the surviving company, which merger was consummated on August 30, 1996.

PROPOSED NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

  The Trustees have approved, and recommend that the shareholders of the Series approve, a new Advisory Agreement for the Series (the "New Advisory Agreement") between TNE Advisers and the Trust (Proposal 1) and a related new Sub-Advisory Agreement for the Series (the "New Sub-Advisory Agreement," and together with the New Advisory Agreement, the "New Agreements") between TNE Advisers and GSAM (Proposal 2). The New Advisory Agreement, the form of which is attached to this Proxy Statement as Appendix A, is substantially similar to the Current Advisory Agreement, except: (i) the New Advisory Agreement provides for a higher management fee rate payable by the Series to TNE Advisers than is payable by the Series to TNE Advisers under the Current Advisory Agreement, and (ii) certain other, minor differences. The New Sub-Advisory Agreement, the form of which is attached to this Proxy Statement as Appendix B, is substantially similar to the Current Sub-Advisory Agreement, except that: (i) references to Loomis Sayles in the Current Sub-Advisory Agreement have been changed to references to GSAM in the New Sub-Advisory Agreement, (ii) the New Sub-Advisory Agreement provides for a different sub-advisory fee rate payable by TNE Advisers to GSAM than is payable by TNE Advisers to Loomis Sayles under the Current Sub-Advisory Agreement, and (iii) certain other, minor differences.

  As explained below, if the New Agreements are approved, GSAM will replace Loomis Sayles as the sub-adviser of the Series, and will manage the Series' portfolio using a substantially different investment style than Loomis Sayles currently uses.

VOLUNTARY EXPENSE LIMITATIONS

  Pursuant to a Voluntary Expense Agreement that commenced on May 1, 1995 between the Trust and TNE Advisers, which agreement TNE Advisers may terminate at any time, TNE Advisers bears the expenses (exclusive of any management fees, brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 0.15% annually of the Series' average daily net assets. It is expected that the Trust and TNE Advisers will terminate the Voluntary Expense Agreement and enter into an agreement to defer certain expenses (the "Expense Deferral Agreement") upon entering the New Advisory Agreement. For
the fiscal year ended December 31, 1997, TNE Advisers bore $    of the Series'
expenses pursuant to the Voluntary Expense Agreement.

  Under the contemplated Expense Deferral Agreement, TNE Advisers would pay the expenses of the Series (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.90% annually of the Series' average daily net assets, subject to the obligation of the Series to repay such amounts to TNE Advisers in future years, if any, when the Series' expenses fall below 0.90% annually of the Series' average daily net assets, such repayment to be made to the extent that it does not cause the total expenses in such year to exceed 0.90% annually of such assets; provided, however, that the Series would not be obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred. TNE Advisers would have the ability at any time to terminate its obligations under the Expense Deferral Agreement to bear future expenses of the Series, and any expenses that have been deferred while the Series' expense limit was in place would never be payable by the Series unless the Series' expenses fall below the limit.

DESCRIPTION OF THE NEW ADVISORY AGREEMENT

  The form of the New Advisory Agreement is attached to this Proxy Statement as Appendix A. The following summary description of the New Advisory Agreement is qualified in its entirety by reference to the full text of the form of the Agreement.

  Under the New Advisory Agreement, TNE Advisers has overall advisory and administrative responsibility with respect to the Series. The New Advisory Agreement also provides that TNE Advisers will, subject to it rights to delegate such responsibilities to other parties, provide to the Series both portfolio management services and administrative services. TNE Advisers plans to continue to subcontract with its affiliate, NEF, to provide, at no extra cost to the Series, certain administrative services to the Series. The address of NEF is 399 Boylston Street, Boston, Massachusetts 02116. Under the New Advisory Agreement, a management fee is payable by the Series to TNE Advisers at the annual rate of 0.75% of the Series' average daily net assets.

  The New Advisory Agreement provides that it will continue in effect for two years from its date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust or TNE Advisers, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Advisory Agreement must be approved by TNE Advisers and the Trust, by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Series, upon sixty days' written notice to TNE Advisers, or by TNE Advisers upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment. In addition, the New Advisory Agreement will automatically terminate if New England Securities Corporation requires the Series to change its name so as to eliminate all references to the words "New England" or the letters "TNE" unless the continuance of the New Advisory Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or TNE Advisers, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement provides that TNE Advisers shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of TNE Advisers' duties or by reason of reckless disregard by TNE Advisers of its obligations and duties thereunder.

COMPARISON OF CURRENT AND NEW ADVISORY AGREEMENTS

  The proposed New Advisory Agreement for the Series is substantially similar to the Current Advisory Agreement, except that, as the table below demonstrates, there will be an increase in the fees paid to TNE Advisers by the Series:

                                                                     PRO FORMA
                                                      ACTUAL:        (UNDER THE
ANNUAL FUND OPERATING EXPENSES                     UNDER CURRENT    NEW ADVISORY
FOR FISCAL YEAR ENDED DECEMBER 31, 1997          ADVISORY AGREEMENT  AGREEMENT)
---------------------------------------          ------------------ ------------
(as a % of net assets)
Management Fees.................................       0.70%           0.75%
Other Expenses..................................       0.15%*          0.15%*
Total Fund Operating Expenses...................       0.85%*          0.90%*

-----------
* After giving effect to Voluntary Expense Agreement and Expense Deferral Agreement, as described above under "Voluntary Expense Limitations," for actual and pro forma, respectively. Without giving effect to such arrangements, actual and pro forma Other Expenses would each be %, and actual and pro forma Total Fund Operating Expenses would be % and % respectively.

  The foregoing table is based on expenses and asset levels for the fiscal year ended December 31, 1997 and does not reflect expenses, including sales loads, that may be imposed by the separate accounts to which the Series offers its shares. The "Pro forma" fees and expenses set forth in the foregoing table are calculated under the assumption that the New Advisory Agreement (and the corresponding Expense Deferral Agreement) took effect on January 1, 1997.

EXAMPLE

  A $1,000 investment in the Series would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expense levels used in calculating this example (which give effect to the voluntary expense limitations described in the footnote to the preceding table) should not be regarded as predictions of future investment return or of Series' expenses, both of which will vary:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Based on actual expenses under the Current
  Advisory Agreement...........................  $       $       $       $
You would pay the following expenses on the
  same investment under the proposed New
  Advisory Agreement...........................  $       $       $       $

  As of December 31, 1998, the Series' net assets were approximately $115 million. As noted above under "Current Advisory Agreement," for the fiscal year ended December 31, 1997, management fees payable by the Series to TNE
Advisers under the Current Advisory Agreement were $   . If the New

Advisory Agreement had been in effect during 1997, management fees payable by
the Series to TNE Advisers under such agreement would have been $   , or  %
more than the management fees payable under the Current Advisory Agreement.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

  The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix B. The following summary description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the form of the Agreement.

  The proposed New Sub-Advisory Agreement requires GSAM to manage the investment and reinvestment of the assets of the Series, subject to the supervision of TNE Advisers. Under the terms of the New Sub-Advisory Agreement, GSAM is authorized to effect portfolio transactions for the Series in the discretion of GSAM and without prior consultation with TNE Advisers. GSAM is required to report periodically to TNE Advisers, its agents and the Trustees of the Trust. TNE Advisers compensates GSAM at an annual rate of 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million.

  The New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, TNE Advisers or GSAM, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by TNE Advisers and GSAM and, if required by law, by vote of a majority of the Trustees who are not interested persons of the Trust, TNE Advisers or GSAM, cast in person at a meeting called for the purpose of voting on such approval, and/or by vote of a majority of the outstanding voting securities of the Series. The New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, TNE Advisers or GSAM, or by vote of a majority of the outstanding voting securities of the Series, upon sixty days' written notice to GSAM, by GSAM upon sixty days' written notice to TNE Advisers and the Trust or, if approved by the Board of Trustees of the Trust, by TNE Advisers upon sixty days' written notice to GSAM, and it terminates automatically in the event of its assignment or upon the termination of the New Advisory Agreement. In addition, the New Sub-Advisory Agreement will automatically terminate if GSAM requires the Series to change its name so as to eliminate all references to "Goldman Sachs," unless the continuance of the New Sub-Advisory Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or GSAM, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement provides that GSAM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of GSAM's duties or by reason of reckless disregard by GSAM of its obligations and duties thereunder. The New Sub-Advisory Agreement requires that the Series change its name so as to delete any reference to "Goldman Sachs" in the event that GSAM or an affiliate thereof no longer serves as sub-adviser to the Series.

  As described below, although the terms of the Current and New Sub-Advisory Agreements are substantially similar except as noted above, GSAM will follow a substantially different approach to managing the Series' portfolio than that currently being followed by Loomis Sayles, and it is proposed that the Series' investment objective be correspondingly revised, as set forth in Part III of this Proxy Statement.

APPOINTMENT OF GSAM AS SUB-ADVISER

  Based on a review of the investment approach used by Loomis Sayles in managing the Series' portfolio, the Series' performance record under Loomis Sayles' management, the performance record of GSAM in managing equity accounts and the performance of other equity funds, TNE Advisers recommended and the Trustees determined that it would be appropriate for GSAM to assume responsibility for the day-to-day management of the Series' portfolio. Thus, on January 28, 1998, the Trustees approved the termination of the Current Agreements and approved the New Agreements. The New Agreements are subject to the approval of the Series' shareholders. Assuming that the New Agreements are approved by the Series' shareholders, the Current Agreements will terminate, and the New Agreements will take effect, on or about May 1, 1998, at which time GSAM will begin acting as the Series' sub-adviser. The Trustees unanimously recommend that shareholders approve the New Agreements.

  In connection with the change of sub-adviser, the Series' name would be changed to the "Goldman Sachs Midcap Value Series."

  In determining to approve the appointment of GSAM as sub-adviser to the Series and to recommend the New Agreements for shareholder approval, the Trustees considered the qualifications of GSAM and its personnel to provide portfolio management services to the Series. The Trustees also considered extensive information about the Series, GSAM and GSAM's proposed approach to managing the Series' portfolio, including information about GSAM's organizational structure, investment and legal and compliance personnel, compliance procedures and financial condition. In addition, GSAM's affiliation with Goldman, Sachs & Co. ("Goldman Sachs") was included in the Trustees' analysis. Goldman Sachs is among the oldest and largest investment banking firms in the United States, and a leader in developing strategies in many fields of investing and financing. GSAM is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the country.

  The Trustees also considered GSAM's policies for placing portfolio transactions of the Series with Goldman Sachs and other broker-dealers affiliated with GSAM and broker-dealers that furnish brokerage and research services to GSAM, as described below under "Portfolio Transactions and Brokerage." The Trustees also took into account GSAM's substantial experience and reputation as a manager of national and international equity investments, and the prominence of the Goldman Sachs name in the marketplace for financial products and services, as possible factors which might enhance the marketability of the insurance products that invest in the Series, and thus lead to growth in the size of the Series, although such growth cannot be assured. The Trustees also considered possible benefits to GSAM that may result from the New Sub-Advisory Agreement, including the possible use by the Series of Goldman Sachs or its affiliates, to the extent permitted by law, for brokerage services.

  The Trustees also considered other effects on the Series of GSAM's affiliation with Goldman Sachs. After the New Sub-Advisory Agreement takes effect, the 1940 Act will prohibit or impose certain conditions on the ability of the Series to engage in certain transactions with Goldman Sachs and its affiliates. For example, the Series will be prohibited from purchasing securities from Goldman Sachs in transactions in which Goldman Sachs acts as principal. The Series will also have to satisfy certain conditions in order to engage in securities transactions in which Goldman Sachs is acting as an underwriter. In this connection, management of GSAM represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Series.

CHANGES IN INVESTMENT STYLE

  In managing the Series' portfolio, Loomis Sayles currently seeks long-term growth of capital, and ordinarily invests substantially all of the Series' assets in equity securities. Investments are selected based on their growth potential; current income is not a consideration. The Series normally invests primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but also invests a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  If the New Agreements are approved, GSAM plans to manage the Series' portfolio using a substantially different investment style than Loomis Sayles currently uses. GSAM intends to evaluate securities using fundamental analysis and to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend paying ability. GSAM has informed the Trust that, if the New Agreements are approved by the Series' shareholders, GSAM would expect to restructure the Series' portfolio to reflect GSAM's judgments as to valuation and appropriate stock selection for the Series. GSAM expects that the transaction costs of this restructuring would not exceed 1% of the
Series' net asset value. Based on the Series' net asset value at       , 1998,
these estimated costs would not be in excess of $   . There can be no
assurance that actual costs would not be significantly higher or lower than this estimate. Restructuring costs will consist primarily of brokerage fees and dealer spreads or markups related to purchasing and selling securities for the Series' portfolio. These amounts are treated as capital items, rather than operating expenses. They will thus reduce the Series' net asset value, rather than increase its operating expenses. The costs of holding the Meeting,
estimated at $   , are in addition to these restructuring costs and will be borne by the Series, as described above, regardless of whether the proposed New Agreements are approved.

  Assuming that the proposed change in the Series' investment objective described in Part III of this Proxy Statement is approved by shareholders (which is a condition to GSAM's becoming sub-adviser to the Series), GSAM will seek long-term capital appreciation of the Series, primarily by investing, under normal circumstances, substantially all of the Series' assets in equity securities and at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $10 billion at the time of investment. Dividend income, if any, will be an incidental consideration. GSAM may invest up to 35% of the Series' total assets in fixed-income securities. In addition, although GSAM will invest primarily in publicly traded U.S. securities, it may invest up to 25% of the Series' total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

  In order to advance the general principles set forth above with respect to the Series, GSAM may cause the Series to invest in certain types of securities or engage in certain investment techniques, in addition to those currently permitted and disclosed by the Series in its current Prospectus, when GSAM has determined that such investments or techniques might enhance the Series' return. The additional types of securities in which the Series may invest include: 1) structured securities; 2) real estate investment trusts; 3) morgage-backed and asset backed Securities; and 4) lower-rated fixed income Securities. The additional investment techniques in which the Series may engage include: 1) purchasing options on securities, securities indices, futures contracts or foreign currencies; 2) entering futures contracts; 3) purchasing when-issued securities or forward commitments; 4) lending portfolio securities; 5) making short sales against-the-box or maintaining short positions; and 6) engaging in certain other temporary and miscellaneous techniques. Each of these techniques is a highly specialized activity which involves methods and risks different from those associated with ordinary portfolio transactions. A detailed discussion of these investments and investment techniques and their potential benefits and risks is set forth in Appendix C.

  Based on this review, the Trustees concluded that it is appropriate and desirable for GSAM to assume responsibility for the management of the Series' portfolio under the New Sub-Advisory Agreement. Therefore:

  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE BOTH THE PROPOSED NEW ADVISORY AGREEMENT AND THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

  The required vote for approval of each of the New Advisory Agreement and the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the outstanding shares of the Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Series. Each of the New Agreements will take effect only upon approval of both of the New Agreements and the proposed change in the Series' investment objective discussed below. If the shareholders of the Series do not approve each of Proposals 1, 2 and 3, the Trustees of the Trust will consider such alternative actions as may be in the best interests of the Series.

III. APPROVAL OF A CHANGE IN INVESTMENT OBJECTIVE

  The investment objective that GSAM proposes to pursue with respect to the Series' portfolio differs from the current investment objective of the Series. The current investment objective, long-term growth of capital, is a fundamental policy of the Series, which cannot be changed without shareholder approval. In order for GSAM to manage the Series in a manner consistent with its proposed investment style, the Trustees recommend, and seek shareholder approval of, replacement of the existing fundamental objective with a new, non-fundamental objective of long-term capital appreciation (Proposal 3). As a non-fundamental policy, the new investment objective could be changed by the Trustees without shareholder approval. The Trustees have no current intention of proposing further changes to the investment objective, and the change from fundamental to non-fundamental is being proposed simply to provide greater flexibility and avoid the delay and expense of holding a shareholder meeting should the Trustees determine at some future time that other changes in the investment objective are desirable. Therefore, after review of the current and proposed investment objectives of the Series:

  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE SERIES FROM A FUNDAMENTAL POLICY OF LONG-TERM CAPITAL GROWTH TO A NON-FUNDAMENTAL POLICY OF LONG-TERM CAPITAL APPRECIATION.

  The required vote for approval of the change to the investment objective is the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the outstanding shares of the Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Series. The new investment objective will take effect only upon approval of both New Agreements as well as Proposal 3. If the shareholders of the Series do not approve each of Proposals 1, 2 and 3, the Trustees of the Trust will consider such alternative actions as may be in the best interests of the Series.

IV. FUTURE SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER VOTE

  The Series proposes, to the extent permitted by any exemption or exemptions granted by the SEC, to permit TNE Advisers to enter into new or amended agreements with any sub-adviser with respect to the Series without obtaining shareholder approval of such agreements or amendments, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements.

  The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. The Trust and TNE Advisers, however, have received from the Securities and Exchange Commission an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Under the SEC Exemption, TNE Advisers is permitted, under specified conditions, to enter into new and amended sub-advisory agreements for the management of the Series, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the sub-advisory agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing sub-advisory agreement, without obtaining the approval of the Series' shareholders of such new or amended sub-advisory agreement. Such agreements must nevertheless be approved by the Trustees, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within 90 days after entering into a new or amended sub-advisory agreement without shareholder approval, the Series must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, the Series would still require shareholder approval to amend its Advisory Agreement with TNE Advisers (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new Advisory Agreement with TNE Advisers or any other adviser.

  The Trust is requesting shareholder approval of this Proposal for several reasons. As described under Proposals 1 and 2, the Series utilizes an adviser/sub-adviser management structure, where TNE Advisers acts as the Series' investment adviser, delegating the day-to-day portfolio management to a sub-adviser. Under such a structure, the Series' sub-adviser acts in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a sub-adviser. Specifically, the Series' sub-adviser, like a portfolio manager in a more traditional mutual fund advisory structure, manages the Series under the oversight and supervision of the Series' adviser. If the Series were to change sub-advisers, TNE Advisers would continue in its role as adviser and would continue to exercise oversight and supervision of the Series' investment affairs as conducted by the new sub-adviser. Changing the Series' sub-adviser is, therefore, analogous to the adviser's replacing the portfolio manager of a single-manager managed fund who is employed by the adviser, which does not require shareholder approval under the 1940 Act.

  In addition, given the Series' management structure, the shareholder approval requirement under the 1940 Act may cause the Series' shareholders to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees believe that without the ability to employ promptly a new sub-adviser or re-employ promptly the current sub-adviser upon a change of control, as the case may be, investors' expectations may be frustrated and the Series and its shareholders could be seriously disadvantaged under the following circumstances: (a) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a sub-adviser has resigned and (c) where there has been an "assignment" (i.e., a change in the actual control or management of a sub-adviser) or other event causing the termination of a sub-advisory agreement.

  In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-advisory agreement, the Series must convene a shareholder's meeting, which invariably involves considerable delay and expense. Where TNE Advisers, as adviser, has recommended replacement of a sub-adviser, and the Trustees have determined that such replacement is necessary, the Series could receive less than satisfactory sub-advisory services prior to the time that an agreement with a new sub-adviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a sub-adviser (events which, in many cases, are beyond the control of the Series), the Series may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage a new sub-adviser promptly, TNE Advisers, as the adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a sub-adviser.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THE PROPOSED GRANT OF AUTHORITY TO PERMIT TNE ADVISERS TO ENTER INTO NEW OR AMENDED AGREEMENTS WITH SUB-ADVISERS WITH RESPECT TO THE SERIES WITHOUT OBTAINING SHAREHOLDER APPROVAL OF SUCH AGREEMENTS, AND TO PERMIT SUCH SUB-ADVISERS TO MANAGE THE ASSETS OF THE SERIES PURSUANT TO SUCH SUB-ADVISORY AGREEMENTS.

  The required vote for approval of the grant of authority to permit TNE Advisers to enter into new and amended sub-advisory agreements without prior shareholder approval is the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the outstanding shares of the Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Series. If the shareholders of the Series do not approve this Proposal 4, the Trustees of the Trust will consider such alternative actions as may be in the best interests of the Series.

V. ADDITIONAL INFORMATION

  The Trust is a diversified, open-end management investment company organized in 1987 as a business trust under the laws of Massachusetts. The Trust is a series type company with fourteen investment portfolios. The Series is one of those portfolios. Shares in the Trust are not offered directly to the general public, and currently are available only to separate accounts established by NELICO, MetLife or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products, although not all of the Trust's series may be available to all separate accounts. The address of the Trust is 501 Boylston Street, Boston, Massachusetts 02116. New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts, 02116, is the principal underwriter of the Trust.

INFORMATION ABOUT TNE ADVISERS

  TNE Advisers is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of NELICO, which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, a mutual insurance company. TNE Advisers acts as adviser to all of the series of the Trust except the Capital Growth Series. The Chairman of the Board and President of TNE Advisers is Frederick K. Zimmermann; Mr. Zimmermann and John F. Guthrie, Jr. are the company's directors. Mr. Zimmerman is also Chairman of the Board, Chief Executive Officer and President and a Trustee of the Trust. Mr. Guthrie is Senior Vice President of TNE Advisers. Mr. Zimmermann's principal occupation is Executive Vice President and Chief Investment Officer of NELICO, and Mr. Guthrie's principal occupation is Vice President of NELICO. The address of TNE Advisers, New England Life Holdings, Inc., NELICO and Messrs. Zimmermann and Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife Holdings is One Madison Avenue, New York, New York 10010.

  TNE Advisers acts as investment adviser to the following other mutual funds that have investment objectives and policies similar to those of the Series (although the policies are somewhat different from those proposed to take effect when GSAM becomes subadviser). The table below sets forth the annual fee rate of compensation for the corresponding average net asset levels of these funds, and the net assets of these other funds at December 31, 1997.

                                             NET ASSETS OF
                                             OTHER FUND (IN
              OTHER FUND WITH                 MILLIONS) ON
             SIMILAR OBJECTIVE                  12/31/97     ANNUAL FEE RATE
             -----------------               --------------  ---------------
Alger Equity Growth Series, an investment
  portfolio of New England Zenith Fund......      $205      .75% of net assets
Davis Venture Value Series, an investment
  portfolio of New England Zenith Fund......      $208      .75% of net assets

INFORMATION ABOUT GSAM

  GSAM is a separate operating division of Goldman Sachs and has its principal business address at One New York Plaza, New York, New York 10004. Goldman Sachs is a worldwide investment banking firm and has its principal business address at 85 Broad Street, New York, New York 10004. The principal executive officers of Goldman Sachs are Jon S. Corzine and Henry M. Paulson. The principal occupation of Messrs. Corzine and Paulson is the management of Goldman Sachs. The general partners of Goldman Sachs are The Goldman Sachs Group, L.P. (a Delaware limited partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSGLP is also a parent of GSCLLC. GSC is the sole general partner of GSGLP. The principal business address of the executive officers and general partners of Goldman Sachs, GSAM, GSGLP, GSCLLC and GSC is 85 Broad Street, New York, New York 10004. Certain information regarding GSAM's directors and principal executive officers is set forth below:

     NAME AND ADDRESS            PRINCIPAL OCCUPATION AND OTHER INFORMATION
     ----------------            ------------------------------------------
David B. Ford.............. Managing Director, Goldman Sachs; General Partner,
One New York Plaza          Goldman Sachs; Co-Head of GSAM.
New York, NY 10004
John P. McNulty............ Managing Director, Goldman Sachs; General Partner of
One New York Plaza          Goldman Sachs; Co-Head of GSAM.
New York, NY 10004

  GSAM is investment adviser to the following other mutual fund that has an investment objective similar to that of the Series, for compensation at the annual fee rate of the corresponding average net asset levels of such fund set forth in the table below. The table also sets forth the net assets of that fund at December 31, 1997.

                                              NET ASSETS OF
                                              OTHER FUND (IN
               OTHER FUND WITH                 MILLIONS) ON
              SIMILAR OBJECTIVE                  12/31/97      ANNUAL FEE RATE
              -----------------               --------------   ---------------
Goldman Sachs Mid Cap Equity Fund............      $335      0.75% of net assets

PORTFOLIO TRANSACTIONS AND BROKERAGE

  If the New Sub-Advisory Agreement is approved, GSAM would expect to follow the practices described below with respect to the portfolio transactions of the Series.

  GSAM places orders with broker-dealers for securities to be purchased by the Series. The primary objective of GSAM in choosing brokers for the purchase and sale of securities for the Series' portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, size of order, difficulty of execution and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Series is also subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Series and its affiliates (including GSAM and its affiliates). The Series may utilize Goldman Sachs and other affiliates of GSAM in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the SEC when GSAM believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Series may purchase securities in a placement for which Goldman Sachs and other affiliates of GSAM have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Series will not purchase securities from or sell securities to any affiliate of GSAM acting as principal.

  GSAM on behalf of the Series may place brokerage transactions through brokers who provide GSAM with investment research services, including market and statistical information and quotations for portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Securities Exchange Act of 1934, as amended.

  Research provided to GSAM in advising the Series is in addition to and not in lieu of the services required to be performed by GSAM itself, and GSAM's fees will not be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of GSAM that such information is only supplementary to GSAM's own research efforts, since the information must still be analyzed, weighed and reviewed by GSAM's staff. Such information may be useful to GSAM in providing services to clients other than the Series, and not all such information is necessarily used by GSAM in connection with the Series. Conversely, information provided to GSAM by brokers and dealers through whom other clients of GSAM effect securities transactions may prove useful to GSAM in providing services to the Series.

BROKERAGE TRANSACTIONS WITH AFFILIATES

  GSAM may, if the New Sub-Advisory Agreement is approved, cause the Series to pay brokerage commissions to an affiliated broker for acting as agent on purchases and sales of securities for the portfolio of the Series. SEC rules require that commissions paid to an affiliated broker of an adviser or sub-adviser to a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. During the fiscal year ended December 31, 1997, the Series did not pay any brokerage commissions to any broker then affiliated with TNE Advisers or Loomis Sayles, the Series' adviser and sub-adviser, but
paid $    in commissions to Goldman Sachs.

OWNERSHIP OF SHARES AND VOTING INFORMATION

  As of the Record Date, all of the shares of the Series were owned by either:
(1) New England Variable Life Separate Account ("NEVL Separate Account"), a separate account of NELICO, which is an indirect wholly-owned life insurance subsidiary of MetLife; (2) The New England Variable Account, a separate account of MetLife; (3) New England Variable Annuity Separate Account ("NEVA Separate Account"), a separate account of NELICO; (4) certain separate accounts of MetLife established for the pooling of contributions under certain tax-qualified group annuity contracts ("MetLife Group Separate Accounts"); or
(5) certain separate accounts of NELICO established for the pooling of contributions under certain tax-qualified group annuity contracts ("NELICO Group Separate

Accounts"). The shares and percentage of the Series held by these entities are set forth below:

                                                            NUMBER      % OF
                       SHAREHOLDER                         OF SHARES OUTSTANDING
                       -----------                         --------- -----------
NEVL Separate Account.....................................                   %
501 Boylston Street
Boston, MA 02116
The New England Variable Account..........................                   %
One Madison Avenue
New York, NY 10010
NEVA Separate Account.....................................                   %
501 Boylston Street
Boston, MA 02116
MetLife Group Separate Accounts...........................                   %
One Madison Avenue
New York, NY 10010
NELICO Group Separate Accounts............................                   %
501 Boylston Street
Boston, MA 02116
                                                            -------    ------
  Totals..................................................             100.00%

  [As of the Record Date, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Series.]

  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (1) variable life insurance contracts offered by NELICO and (2) certain variable annuity contracts, including group annuity contracts, of MetLife and NELICO. All shares of the Series owned by NEVL Separate Account and NEVA Separate Account are attributable to variable life insurance policies and variable annuity contracts issued by NELICO or to charges assessed by NELICO against those policies and contracts. NELICO has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct NELICO as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. With respect to each of these separate accounts, all shares of the Series attributable to such policies and contracts for which no Owner instructions have been received by NELICO and all shares of the Series attributable to charges assessed by NELICO against such policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by NELICO with respect to policies or contracts issued by such separate account. All shares of the Series held by The New England Variable Account are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of the Series held by The New England Variable Account for which no Contractholder instructions have been received by MetLife and any shares of the Series attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which the Contractholder instructions have been received by MetLife. All shares of the Series held by NELICO Group Separate Accounts or MetLife Group Separate Accounts will be voted for, voted against or withheld from voting on any proposal in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

  The following persons are both officers or Trustees of the Trust and officers or directors of TNE Advisers: Frederick K. Zimmermann, John F. Guthrie, Jr., Alan C. Leland, Jr. and Maura A. Murphy.

OTHER MATTERS

  The holders of forty percent of the shares of the Series outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting, although it is necessary for at least a majority of the shares of the Series to be represented at the Meeting in order for any of the Proposals to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each Proposal.

  In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of each Proposal are not received by the time of the Meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient affirmative votes have been received, and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal as to which sufficient affirmative votes have been received. They will vote against any such adjournment those proxies required to be voted against each Proposal as to which sufficient affirmative votes have been received and will not vote any proxies that direct them to abstain from voting on such Proposals.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1, 2, 3 and 4 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

March  , 1998

                                                                     APPENDIX A

                              ADVISORY AGREEMENT
                       GOLDMAN SACHS MIDCAP VALUE SERIES

  AGREEMENT made this  th day of     , 1998 by and between NEW ENGLAND ZENITH
FUND, a Massachusetts business trust (the "Fund") with respect to its Goldman Sachs Midcap Value Series (the "Series"), and TNE ADVISERS, INC., a Massachusetts corporation (the "Manager").

                                  WITNESSETH:

  WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

  NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

  4. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the portfolio of the Series, the Manager shall determine, in the manner described in the prospectus of the Series from time to time in effect, what portion of the assets belonging to the Series shall be managed by each Sub-Adviser.

  (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

  5. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

    (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

    (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

    (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

  6. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

    (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

    (b) necessary executive and other personnel for managing the affairs of the Series, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services;

    (c) compensation, if any, of trustees of the Fund who are directors, officers or employees of the Adviser, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

    (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Series, to the shareholders thereof or otherwise to the Series, the Series to be treated for these purposes as a separate legal entity and fund; and

    (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

  7. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

    (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

    (b) any of the costs of preparing, printing and distributing sales literature;

    (c) compensation of trustees of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

    (d) registration, filing and other fees in connection with requirements or regulatory authorities;

    (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

    (f) charges and expenses of independent accountants retained by the Fund;

    (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

    (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

    (i) taxes and fees payable by Fund to federal, state or other governmental agencies;

    (j) any cost of certificates representing shares of the Fund;

    (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

    (l) expenses of meetings of shareholders and trustees of the Fund; and

    (m) interest, including interest on borrowings by the Fund.

  8. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

  9. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

  10. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of .70% of the first $200 million in average daily net assets, .65% of the next $300 million in average net assets and .60% of the excess over $500 million in average net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

  11. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

  12. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the agreement and declaration of trust of the Fund, the articles of organization of the Manager or specific provisions of applicable law.

  13. This Agreement shall become effective as of the date of its execution, and

    (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

    (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

    (c) this Agreement shall automatically terminate in the event of its assignment;

    (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

    (e) if New England Securities Corporation, the Fund's principal underwriter, requires the Fund or the Series to change its name so as to eliminate all references to the words "New England" or the letters "TNE" pursuant to the provisions of the Fund's Distribution Agreement relating to the Series with said principal underwriter, this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

  14. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

  15. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's agreement and declaration of trust as amended from time to time.

  16. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

New England Zenith Fund, on behalf        TNE Advisers, Inc.
  of its [   ] Series



By                                        By
  -----------------------------------        ----------------------------------
  John F. Guthrie, Jr.                        John F. Guthrie, Jr.
  Senior Vice President                       Senior Vice President

                                                                     APPENDIX B

                            SUB-ADVISORY AGREEMENT

                      (GOLDMAN SACHS MIDCAP VALUE SERIES)

  This Sub-Advisory Agreement (this "Agreement") is entered into as of       ,
1998 by and between TNE Advisers, Inc., a Massachusetts corporation (the "Manager"), and Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. (the "Sub-Adviser").

  WHEREAS, the Manager has entered into an Advisory Agreement dated       ,
1998 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Goldman Sachs Midcap Value Series of the Trust (the "Series");

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

  WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

  1. SUB-ADVISORY SERVICES.

    a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with
  (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and Section 817 of the Code, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder; provided, however, that the Manager agrees to inform the Sub-Adviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Series might otherwise make ("Insurance Restrictions"), and to inform the Sub-Adviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

    b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

    c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

  2. OBLIGATIONS OF THE MANAGER.

    a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

    b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

  3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series's agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

  4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark "Goldman Sachs" and that all use of any designation consisting in whole or part of "Goldman Sachs" (a "Goldman Sachs Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any Goldman Sachs Mark in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Trust not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Goldman Sachs Mark(s) as soon as reasonably practicable.

  5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and

(c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

  6. PURCHASE AND SALE OF ASSETS. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include the Sub-Adviser or brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. Not all such services or products need to be used by the Sub-Adviser in managing the Series.

  7. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.45% of the first $100 million of the average daily net assets of the Series, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

  8. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

  9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, partners, managing directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Series under this Agreement or (ii) resulting from the failure of the Manager to inform the Sub-Adviser of any applicable Insurance Restrictions or any changes therein. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

  10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

    a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

    b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

    d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Sub-Adviser; and

    e. if the Sub-Adviser requires the Series to change its name so as to eliminate all references to the words "Goldman Sachs," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Sub-Adviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

  11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

  13. GENERAL.

    a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

    b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

    c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                       TNE Advisers, Inc.

                                       By:
                                           -----------------------------------
                                           John F. Guthrie, Jr.
                                           Senior Vice President

                                       Goldman Sachs Asset Management,
                                       a separate operating division of
                                         Goldman, Sachs & Co.

                                       By:
                                           -----------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------

                                                                     APPENDIX C

                POTENTIAL INVESTMENTS AND INVESTMENT TECHNIQUES
                   FOR THE GOLDMAN SACHS MIDCAP VALUE SERIES

  GSAM may, from time to time, invest in any or all of the following types of securities:

  STRUCTURED SECURITIES. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Series' investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. The Series will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Series may also invest in stripped mortgaged-backed securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  LOWER-RATED DEBT SECURITIES. The Series may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organization, or if unrated by such rating organizations, determined by GSAM to be of comparable credit quality. The Series may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Series' portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

INVESTMENT TECHNIQUES OF THE SERIES

  GSAM may, from time to time, engage in any or all of the following investment techniques:

  OPTIONS ON SECURITIES AND SECURITIES INDICES. The Series may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if GSAM is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of GSAM to manage future price fluctuations and the degree of correlation between the options and securities markets. If GSAM is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Series' investment portfolio, the investment performance of the Series will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase the Series' portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Series may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Series has written is exercised, the Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, the Series may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Series may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Series will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Series will not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Series' outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Series' net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Series to purchase securities or currencies, require the Series to segregate and maintain cash or liquid assets with a value equal to the amount of the Series' obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Series may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Series had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Series may be exposed to risk of loss. The loss incurred by the Series in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Series' net asset value. The profitability of the Series' trading in futures to seek to increase total return depends upon the ability of GSAM to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Series. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. When-issued transactions arise when securities are purchased by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Series may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Series is required to hold and maintain in a segregated account with the Series' custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Series may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Series would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Series may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate to do so.

  LENDING OF PORTFOLIO SECURITIES. the Series may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If GSAM determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Series. The Series may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.

  SHORT SALES AGAINST-THE-BOX. The Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Series' net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Series' long position will be offset by a gain or loss in its short position.

  TEMPORARY INVESTMENTS AND MISCELLANEOUS TECHNIQUES. The Series may, for temporary defensive purposes, invest 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When the Series' assets are invested in such instruments, the Series may not be achieving its investment objective.

  In addition to the techniques and investments described above, the Series may, with respect to no more than 5% of its net assets, engage in the following techniques and investments (i) warrants and stock purchase rights,
(ii) other investment companies, (iii) unseasoned companies, (iv) custodial receipts and (v) inverse floating rate obligations. In addition, the Series may borrow up to 10% of its total assets from banks for temporary or emergency purposes.

--------------------------------------------------------------------------------


                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
               BEHALF OF THE TRUSTEES OF NEW ENGLAND ZENITH FUND

The undersigned hereby instructs that all shares of the Loomis Sayles Avanti Growth Series (the "Series") of New England Zenith Fund deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Series on April 10, 1998 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

The issuing insurance company is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE

                * * * * * * PLEASE SEE REVERSE SIDE * * * * * *



--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ITEMS BELOW

                                                         Please mark
                                                        your votes as  [X]
                                                         indicated in
                                                         the example


1. To approve a new Advisory Agreement relating to the Series by and between New England Zenith Fund and TNE Advisers, Inc. which would increase the management fee payable by the Series.

      FOR        AGAINST       ABSTAIN
      [_]          [_]           [_]


2. To approve a related new Sub-Advisory Agreement by and between TNE Advisers, Inc. and Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co.

      FOR        AGAINST       ABSTAIN
      [_]          [_]           [_]


3. To approve a change of the investment objective of the Series from a fundamental policy of long-term capital growth to a non-fundamental policy of long-term capital appreciation.

      FOR        AGAINST       ABSTAIN
      [_]          [_]           [_]

4. To approve a grant of authority whereby the Series may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit TNE Advisers, Inc. to enter into new or amended agreements with sub-advisers with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements.

      FOR        AGAINST       ABSTAIN
      [_]          [_]           [_]


                                     If this form is signed and returned with no choice indicated as to any proposal above, such shares shall be voted FOR such proposal.


                                     -------------------------------------------
                                     Signature

                                     -------------------------------------------
                                     Signature, If Jointly Held

                                     IF ACTING AS AT-TORNEY, EXECUTOR, TRUSTEE
                                     OR IN OTHER REPRESENTA-TIVE CAPACITY,
                                     PLEASE SIGN NAME AND TITLE.

--------------------------------------------------------------------------------
             PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                               VOTE BY TELEPHONE

                         QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your instruction form.

 . You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION #1: To vote as the Board of Trustees recommends on ALL proposals, Press 1
--------------------------------------------------------------------------------

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these Instructions.
--------------------------------------------------------------------------------

  Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

The instructions are the same for all remaining proposals.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
PLEASE DO NOT RETURN THE ABOVE INSTRUCTION FORM IF VOTED BY PHONE.
--------------------------------------------------------------------------------


CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE

         1-888-457-2958 - ANYTIME

 There is NO CHARGE to you for this call.

                                                             ===================


                                                                CONTROL NUMBER
                                                             ===================
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